As filed with the Securities and Exchange Commission on February 1, 2001

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report - January 31, 2001

Commission                              Registrant, State of Incorporation                             I.R.S. Employer
File Number                              Address and Telephone Number                               Identification No.
0-25595                                    Niagara Mohawk Holdings, Inc.                              16-1549726
                                               (a New York corporation)
                                               300 Erie Boulevard West
                                               Syracuse, New York 13202
                                               315.474.1511

1-2987                                     Niagara Mohawk Power Corporation                       15-0265555
                                               (a New York corporation)
                                               300 Erie Boulevard West
                                               Syracuse, New York 13202
                                               315.474.1511

Item 5.  Other Events

(a)   On January 31, 2001, Niagara Mohawk Holdings, Inc. issued a press release announcing the sale of its 25 percent ownership share of the Roseton electric generating station. See attached Exhibit No. 99.

Item 7. Financial Statements and Exhibits

Exhibits – Following is the list of exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 – Press release of Niagara Mohawk Holdings, Inc. issued on January 31, 2001 announcing the sale of its 25 percent ownership share of the Roseton electric generating station.

NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                                                                 NIAGARA MOHAWK HOLDINGS, INC.
                                                                                                           (Registrant)

Date:  February 1, 2001                                       By:     /s/ Steven W. Tasker
                                                                                          Steve W. Tasker
                                                                                          Vice President–Controller and
                                                                                          Principal Accounting Officer,                                                                                                                             in his respective capacities as such

                                                                                 NIAGARA MOHAWK POWER CORPORATION
                                                                                                           (Registrant)

Date:  February 1, 2001                                       By:     /s/ Steven W. Tasker
                                                                                          Steve W. Tasker
                                                                                          Vice President–Controller and
                                                                                          Principal Accounting Officer,                                                                                                                             in his respective capacities as such

EXHIBIT INDEX

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 – Press release of Niagara Mohawk Holdings, Inc. issued on January 31, 2001 announcing the sale of its 25 percent ownership share of the Roseton electric generating station.